SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 2 to
FORM 8-K
CURRENT REPORT

Pursuant to section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2000

UNIFRAX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	333-10611	34-1535916
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

2351 Whirlpool Street
Niagara Falls, New York 14305-2413
(Address of principal executive offices)

(716)278-3800
Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 7.        FINANCIAL STATEMENTS AND EXHIBITS

        This amendment is made for the purpose of filing the following financial statements and pro forma financial statements that were omitted, pursuant to Instructions (a)4 and (b)2 of Item 7 of Form 8-K, from the Form 8-K of the Registrant that was filed on October 19, 2000 (the "Original 8-K"). On November 15, 2000, the Registrant filed Amendment No. 1 to the Original 8-K (the "Amended 8-K"), which included audited information for the periods ended December 31, 1999 and 1998, and unaudited information for the periods ended June 30, 2000 and June 30, 1999. Although the financial information contained in the Amended 8-K did not meet the requirements of Regulation S-X for the presentation of at least 33 months of audited financial statements, the Registrant expected to encounter significant difficulties in preparing and filing, on or before December 17, 2000, audited financial statements for the period ended September 30, 2000 and related pro forma financial information for the nine month period ended September 30, 2000. The filing of the Amended 8-K was made for the purpose of providing the audited information that was then available to the Registrant together with unaudited interim information that the Registrant believed was indicative of the periods presented.

        This amendment includes the audited financial statements for the period ended September 30, 2000 and related pro forma financial information for the nine month period ended September 30, 2000 that the Registrant was unable to include in the Amended 8-K filing. The financial information included in this amendment supersedes the unaudited June 30, 2000 and June 30, 1999 information and related proforma information included in the Amended 8-K. Except as specifically described above, the Original 8-K and the Amended 8-K are not affected by this amendment.

Audited Combined Financial Statements

SEPR Ceramic Fiber Business

Nine months ended September 30, 2000
with Report of Independent Auditors

SEPR Ceramic Fiber Business

Audited Combined Financial Statements

Contents

Report of Independent Auditors

Audited Combined Financial Statements

Combined Balance Sheet as of September 30, 2000

Combined Statement of Income for the Nine Months Ended September 30, 2000

Combined Statement of Equity for the Nine Months Ended September 30, 2000

Combined Statement of Cash Flows for the Nine Months Ended September 30, 2000

Notes to Combined Financial Statements

Report of Independent Auditors

Board of Directors
Unifrax Corporation

We have audited the accompanying combined balance sheet of the Ceramic Fiber Business of Societe Europeenne de Produits Refractaires ("SEPR") as of September 30, 2000 and the related combined statements of income, equity and cash flows for the nine months then ended. These financial statements are the responsibility of the management of Unifrax Corporation. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the combined financial position of the Ceramic Fiber Business of SEPR at September 30, 2000 and the combined results of its operations and its cash flows for the nine months then ended, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Buffalo, New York
December 12, 2000

Ceramic Fiber Business
Combined Balance Sheet
September 30, 2000
(In Thousands)

Assets
Current assets:
   Cash and cash equivalents                                   $           3,968
   Accounts receivable, trade, less allowance of  $616                    19,470
   Inventories                                                             8,333
Prepaid expenses and other current assets                                  2,166
                                                               -----------------
Total current assets                                                      33,937

Property, plant and equipment, net                                        24,529
Goodwill, net of accumulated amortization of $2,000                       15,832
Other intangible assets, net of accumulated amortization of $899           3,153
Prepaid pension and other post retirement benefits                         1,195
Other assets                                                                 682
                                                               -----------------
                                                               $          79,328
                                                               =================
Liabilities and equity
Current liabilities:
   Short-term debt                                             $           1,590

   Current portion of long-term debt                                          26

   Accounts payable, trade                                                 6,485
   Accounts payable, affiliates                                              390
   Accrued liabilities                                                     5,892
                                                               -----------------
Total current liabilities                                                 14,383

Long-term debt                                                               156
Deferred income taxes                                                      3,093
Other long-term obligations                                                   56
Minority interests                                                         1,047

Equity
Parent company investment and retained earnings                           66,922
Accumulated other comprehensive loss                                      (6,329)
                                                               -----------------
                                                                          60,593
                                                               -----------------
                                                               $          79,328
                                                               =================

See accompanying notes to combined financial statements.

Ceramic Fiber Business

Combined Statement of Income

Nine Months Ended September 30, 2000
(In Thousands)

Net sales                                                      $          57,095

Cost of goods sold                                                        36,932
                                                               -----------------
Gross profit                                                              20,163

Selling, general and administrative expenses                              15,567
                                                               -----------------
Operating income                                                           4,596

Other expense                                                                 47
                                                               -----------------
Income before interest, income taxes and minority interest                 4,549

Interest expense                                                             225
                                                               -----------------
Income before income taxes and minority interest                           4,324

Provision for income taxes                                                 1,985
                                                               -----------------
Income before minority interest                                            2,339

Minority interest                                                            288
                                                               -----------------
Net income                                                     $           2,051
                                                               =================

See accompanying notes to combined financial statements.

Ceramic Fiber Business

Combined Statement of Equity
(In Thousands)

                                Parent
                                Company           Accumulated
                                Investment        Other
                                and Retained      Comprehensive        Total
                                Earnings          Loss                 Equity
                                ------------------------------------------------
                                                                                                                 1
Balance at January 1,2000       $56,723           $(3,987)             $52,736

Net income                                          2,051                2,051
Foreign currency
   translation adjustment                          (2,368)              (2,368)
Unrealized holding gain                                15                   15
Minimum pension liability
   adjustment                                          11                   11
Comprehensive loss                                                        (291)
Net investment by SEPR            8,148                                  8,148
                                -------                                -------
Balance at September 30, 2000   $66,922           $(6,329)             $60,593
                                =======           ========             =======

See accompanying notes to combined financial statements.

Ceramic Fiber Business

Combined Statement of Cash Flows

Nine Months Ended September 30, 2000
(In Thousands)

Operating activities
Net income                                                     $           2,051
Adjustments to reconcile net income to cash
   provided by operating activities:
     Depreciation and amortization                                         3,661
     Provision for deferred income taxes                                    (140)
     Minority interests                                                      288
     Loss on sales of property, plant and equipment                           27
     Changes in operating assets and liabilities:
       Accounts receivable                                                 1,952
       Inventories                                                           585
       Accounts payable and accrued expenses                              (3,485)
       Income taxes payable                                                 (140)
       Other operating assets and liabilities                               (273)
                                                               -----------------
Cash provided by operating activities                                      4,526

Investing activities
Capital expenditures                                                      (1,949)
Proceeds from sales of property, plant and equipment                          67
Change in marketable securities                                              522
Other, net                                                                    56
                                                               -----------------
Cash used in investing activities                                         (1,304)

Financing activities
Net funding by SEPR                                                        8,148
Dividends paid to minority shareholders of
   consolidated subsidiaries                                                (460)
Repayments of short-term debt and bank overdrafts                         (8,597)
Repayments of long-term borrowings                                           (36)
                                                               -----------------
Cash used in financing activities                                           (945)
Net effect of exchange rate changes on cash and
   cash equivalents                                                          412
                                                               -----------------
Net increase in cash and cash equivalents                                  2,689
Cash and cash equivalents at beginning of period                           1,279
                                                               -----------------
Cash and cash equivalents at end of period                     $           3,968
                                                               =================

Supplemental disclosure of cash flows information:
   Cash paid during the period for interest                    $             552
   Cash paid during the period for income taxes                            2,293

See accompanying notes to combined financial statements.

Ceramic Fiber Business

Notes to Combined Financial Statements
(Dollars in Thousands)

September 30, 2000

1.   Organization, Basis of Presentation and Nature of Operations

The accompanying combined financial statements present, on an historical basis, the combined assets, liabilities, revenues and expenses related to the high performance insulating ceramic fibers (other than asbestos) businesses owned by Compagnie de Saint-Gobain ("Saint-Gobain"), a societe anonyme based in Paris, France, referred to collectively herein as the "Ceramic Fiber Business" or the "Company." The Ceramic Fiber Business is engaged in the manufacture, cutting, processing and/or sale of insulating fibers (other than asbestos) operating in a temperature regime of 1000 degrees (Celsius) or higher, and consists of manufacturing facilities, research and development facilities and sales offices.

The Ceramic Fiber Business was managed by Societe Europeenne de Produits Refractaires ("SEPR"), a wholly-owned subsidiary of Saint-Gobain, and was contained in the following legal entities which were owned ultimately by Saint-Gobain in the percentages indicated:

     Carborundum France SA                                               100.00%
     The Carborundum Company Limited and
          Unifrax Limited (United Kingdom)                                99.85
     Carborundum Deutschland GmbH (Germany)                              100.00
     Carborundum Australia Pty. Ltd. (Australia)                         100.00
     Carborundum do Brazil Ltda. (Brazil)                                 93.38
     CIT Carborundum de Venezuela, CA                                     93.38
     Carborundum Belgium SA                                              100.00
     Carborundum Italia, Srl (Italy)                                      99.85
     Orient Cerlane Limited (India)                                       58.87
     Batistaff SA (France)                                                99.76

Certain of these entities also included businesses other than the Ceramic Fiber Business.

The financial statements reflect the assets, liabilities, revenues and expenses that were directly related to the Ceramic Fiber Business as they were operated within SEPR. In cases involving assets and liabilities not specifically identifiable to the Ceramic Fiber Business or any other business line, a portion of such items were allocated to the Ceramic Fiber Business based on assumptions that management considers reasonable in the circumstances. The Ceramic Fiber Business also engaged in various transactions with Saint-Gobain and its affiliates that are characteristic of a group of companies under common control. The Ceramic Fiber Business has no separate capital structure of its own and utilized Saint-Gobain's centralized treasury system, through which substantially all of the Ceramic Fiber Business' financing, debt and equity was provided. The financial statements include allocations of actual costs and general corporate expenses and overhead incurred by Saint-Gobain or its affiliates on behalf of the Ceramic Fiber Business. Additionally, Saint-Gobain and its affiliates charge the Ceramic Fiber Business interest on intercompany loans and advances based on current market rates prevailing at the time of the transaction. These allocations have been determined on bases that SEPR and the Ceramic Fiber Business considered to be a reasonable reflection of the utilization of services provided to or the benefit received by the Ceramic Fiber Business. However, these allocations do not necessarily represent the level of expenses the Ceramic Fiber Business would have incurred had it operated on a stand-alone basis during the period presented.

Ceramic Fiber Business

Notes to Combined Financial Statements (continued)
(Dollars in Thousands)

1.   Organization, Basis of Presentation and Nature of Operations (continued)

The principal assumptions used in allocating general corporate expenses to the Ceramic Fiber Business were as follows:

1

Income taxes were computed and are reflected in the financial statements as if the Ceramic Fiber Business was a stand-alone entity and taxpayer for the period presented;

Rental expense was allocated based on square footage occupied.

The parent company investment and retained earnings account reflects Saint-Gobain's investment in the Company, accumulated earnings and losses of the Company less dividends paid, and intercompany balances with Saint-Gobain, SEPR and other affiliates that are not settled on a current basis.

The financial information included herein may not reflect the combined financial position, operating results, changes in equity and cash flows of the Ceramic Fiber Business in the future or what they would have been had the Ceramic Fiber Business been a separate, stand-alone entity during the period presented.

Effective October 4, 2000, the Ceramic Fiber Business was sold to Unifrax Corporation in accordance with the Stock and Asset Purchase Agreement. The effect of this divestiture is not reflected in the accompanying combined financial statements.

2.   Significant Accounting Policies

Certain Risks and Uncertainties

Approximately 70% of the Company's employees are represented by nine separate unions (works councils). Two collective bargaining agreements, representing approximately 10% of the Company's employees, expire during 2001. The remaining agreements with the unions are either not formal or have no stated expiration date.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts of revenue, expenses, assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

Translation of Foreign Company Financial Statements

Income and expense items are translated using weighted average exchange rates during the period. Balance sheet items are translated using period-end exchange rates. Equity is translated using historical exchange rates. The starting period for the calculation of the currency translation adjustments is January 1, 1998.

Transactions in Foreign Currencies

Revenue and expense transactions in foreign currencies are recorded at the local currency equivalent at the date of the transaction. Receivables, payables and bank balances denominated in currencies other than the respective functional currencies are translated at the closing rate and the related exchange gains and losses are recorded in the statement of income.

Revenue Recognition

Revenue from sales of products is recognized, net of sales discounts, when the risk of loss has been transferred to the buyer, which is generally upon shipment.

Shipping and Handling Costs

Freight costs incurred in connection with shipping products to customers, a portion of which is billed to the customer, are included in selling, general and administrative expenses in the accompanying statement of income. Such costs totaled $3,171 for the nine months ended September 30, 2000.

Research and Development Expenses

Research and development costs are expensed as incurred and recorded in selling, general and administrative expenses. Research and development costs totaled $1,483 for the nine months ended September 30, 2000.

Advertising Costs

Advertising costs are expensed as incurred. Advertising costs totaled $113 for the nine months ended September 30, 2000.

Cash and Cash Equivalents

Cash and cash equivalents consists of cash on hand, balances with banks and highly liquid instruments with maturity at the time of acquisition of three months or less.

Inventories

Inventories are valued at the lower of cost or net realizable value. Cost is principally determined using the weighted-average method or, in some cases, the first-in-first-out (FIFO) method.

Property, Plant and Equipment

Property, plant and equipment are stated at cost. Depreciation of fixed assets is based on the following estimated useful lives using the straight-line method.

         Major factories and offices                                 40  years
         Other buildings                                        15 - 25  years
         Production machinery and equipment                      5 - 16  years
         Vehicles                                                     4  years
         Furniture, fixtures, office and computer equipment      4 - 16  years

Investment grants relating to acquisitions of fixed assets are deferred and credited to income over the estimated useful lives of the relevant assets.

Upon retirement or sale, the cost of the disposed assets and the related accumulated depreciation are removed from the accounts and any resulting gain or loss is included in the determination of net income.

Goodwill

Goodwill represents the excess of the purchase price over the fair value of net assets of acquired companies at their respective date of acquisition. Goodwill is amortized on a straight-line basis over its expected useful life for a period not exceeding 40 years.

Other Intangible Assets

Other intangible assets consist of trademarks, patents, computer software, technical licenses and non-compete agreements and are being amortized on a straight-line basis over their estimated useful lives as follows:

         Trademarks                               20  years
         Patents                                  20  years
         Computer software                     3 - 5  years
         Technical licenses                        5  years
         Non-compete agreements                   10  years

Long-lived Assets

The Ceramic Fiber Business periodically evaluates the carrying value of long-lived assets, including goodwill, other intangible assets, and property, plant and equipment. The carrying value of a long-lived asset is considered impaired when the anticipated undiscounted cash flow from such an asset is less than its carrying value. In that event, a loss is recognized based on the amount by which the carrying value exceeds the fair value of the long-lived asset. Fair value is determined primarily using anticipated cash flows discounted at a rate commensurate with the risk involved.

Income Taxes

Deferred tax assets and liabilities are based on temporary differences between the bases of assets and liabilities recorded in the financial statements and those used for tax purposes. Enacted tax rates applicable to future periods are used to calculate year-end deferred income tax amount.

A valuation allowance is recorded against deferred tax assets resulting from net operating losses and deductible temporary differences when it is more likely than not that the deferred tax asset will not be realized.

No provision is made in respect to earnings of subsidiaries that are not intended to be distributed.

Financial Instruments

In the United Kingdom, foreign exchange risk is hedged using forward purchase and sale contracts.

3.   Marketable Securities

Marketable securities consist principally of open-ended investment funds and unit trusts. The Ceramic Fiber Business has classified all marketable securities that do not qualify as cash equivalents as available-for-sale. Accordingly, marketable securities are carried at market value, with unrealized gains and losses being recorded directly to accumulated other comprehensive income. The following is a summary of the available-for-sale marketable securities:

                                        Net Book        Unrealized         Fair
                                         Value             Gains           Value
                                        ----------------------------------------

Total current available-for-sale
  securities                            $   139         $    5            $  144

Total non-current available-for-sale
  securities                                544             31               575
                                        ----------------------------------------

Available-for-sale securities           $   683         $   36            $  719
                                        ========================================

4.   Inventories

Inventories consist of the following:

         Raw materials                                          $          2,723
         Work-in-process                                                     191
         Inventories in transit                                               35
         Finished goods                                                    5,967
                                                                 ---------------
                                                                           8,916

         Valuation allowances:
   Raw materials and supplies                                   $           (182)
            Work-in-process                                                  (34)
            Finished goods                                                  (367)
                                                                ----------------
                                                                            (583)
                                                                ----------------
                                                                $          8,333
                                                                ================

5.   Property, Plant and Equipment

Property, plant and equipment consist of the following:

         Land                                                   $          1,693
         Buildings                                                        12,500
         Machinery and equipment                                          39,029
         Construction in progress                                          1,994
                                                                ----------------
                                                                          55,216
         Less accumulated depreciation                                   (30,687)
                                                                ----------------
                                                                $         24,529
                                                                ================

Depreciation expense amounted to $2,405 for the nine months ended September 30, 2000.

6.   Leases

The Ceramic Fiber Business leases equipment and office, manufacturing and warehouse space under various non-cancelable operating leases. Lease terms generally range from one to seven years. Certain contracts contain renewal options for various periods of time and contain clauses for payment of real estate taxes and insurance. In most cases, management expects that in the normal course of business, leases will be renewed or replaced by other leases. Rental expense was $610 for the nine months ended September 30, 2000.

Future minimum commitments for operating leases having remaining non-cancelable lease terms are as follows:

     Year ended September 30
         2001                                                    $           545
         2002                                                                169
         2003                                                                126
         2004                                                                 21
         2005                                                                 18
                                                                ----------------
                                                                $            879
                                                                ================

7.   Other Intangible Assets

Other intangible assets consists of the following:

                                                    Accumulated         Net Book
                                       Cost         Amortization          Value
                                       -----------------------------------------

         Patents                       $   48         $  27              $    21
         Trademarks                        13             3                   10
         Computer software              3,122           866                2,256
         Other                            869             3                  866
                                       -----------------------------------------
                                        4,052         $ 899              $ 3,153
                                       =========================================

8.   Accrued Expenses

Accrued expenses consists of the following:

         Salaries and other                                     $          2,473
         Accrued vacation                                                    864
         Income taxes                                                      1,308
         VAT and other taxes                                                 338
         Other                                                               909
                                                                ----------------
                                                                $          5,892
                                                                ================

9.   Income Taxes

The principal components of the net deferred tax asset (liability) are as follows:

         Accrued liabilities                                    $             54
         Pensions                                                           (414)
         Property, plant and equipment                                    (2,397)
         Other                                                               386
                                                                ----------------
                                                                $         (2,371)
                                                                ================

The change in the net deferred tax liability recorded in the balance sheet during the period is as follows:

         At January 1, 2000                                      $        (2,667)
              Benefit for the year                                           140
              Translation adjustment and other                               156
                                                                 ---------------
         At September 30, 2000                                   $        (2,371)
                                                                 ===============

Deferred tax assets (liabilities) are recorded in the balance sheet as follows:

         Prepaid expenses and other current assets               $           691
         Other assets                                                         31
         Long-term deferred income taxes                                  (3,093)
                                                                 ---------------
                                                                 $        (2,371)
                                                                 ===============

Income tax for operations in France, the United Kingdom and Germany are payable to Saint-Gobain Group. For operations in other countries income tax is payable to local tax authorities.

The provision for income taxes has been prepared on a combined basis as if the Ceramic Fiber Business had separate tax returns.

The principal components of the net deferred tax liability are as follows:

                                                       Asset           Liability
--------------------------------------------------------------------------------
         United Kingdom                               $    -           $  (2,405)
         France                                          449                  (5)
         Brazil                                           88                 (11)
         Australia                                       100                   -
         Germany                                          31                (764)
         Batistaff                                         5                   -
         India                                           141                   -
                                            ------------------------------------
                                                      $  814           $  (3,185)
                                            ====================================

10.   Long-Term and Short-Term Debt

Long-term debt consists of the following:

         Overdraft                                            $               16
         Other long-term debt                                                166
                                                              ------------------
                                                                             182
         Less: Current portion of long-term debt                             (26)
                                                              ------------------
                                                              $              156
                                                              ==================

Short-term debt consists of the following:

         Funding by Saint-Gobain Group                        $            1,590
         Current portion of long-term debt                                    26
                                                              ------------------
                                                              $            1,616
                                                              ==================

The Ceramic Fiber Business' short-term borrowing arrangements (overdraft and short-term debt with financial institutions) require no compensating balances or commitment fees and bear interest at variable rates.

For funding received during the year from Saint-Gobain and SEPR, Saint-Gobain and SEPR charge the Ceramic Fiber Business interest based on current market conditions. Interest rates charged during the period approximated 6.0% to 7.0%.

Maturities of long-term debt are as follows:

     Year ended September 30
         2001                                                 $               26
         2002                                                                 26
         2003                                                                 26
         2004                                                                 26
         2005                                                                 36

The long-term debt by currency is as follows:
         Indian Rupees                                         $             166
         Australian dollars                                                   16
                                                               -----------------
                                                               $             182
                                                               =================

For India, long and short-term debt pertains to a sales tax deferment plan availed by the company, which is interest free.

11.   Pensions and Post-retirement Benefits

The Saint-Gobain pension obligations and funds include employees from both the fiber and refractory sub-divisions of the Industrial Ceramics division. All calculations made by the actuaries in determining the annual charge and the level of funding are based on the entire plan population. The financial statements reflect pension expense for the Ceramic Fiber Business as a participant in a multi-employer plan. The allocation of expense is based on the following:

The pension cost for direct employees is readily identifiable and has been allocated specifically to the Ceramic Fiber Business.
In respect of shared employees, the pension cost has been allocated to the Ceramic Fiber Business and to the refractory business based on percentages of employees' salaries.
The refractory business has retained obligations for retired employees.

The difference between the pension charge calculated using the assumptions above and that which would arise from an independent actuarial valuation of the plan assets and liabilities that relate to the Ceramic Fiber Business only has not been quantified.

The pension charge (benefit) is as follows:

         UK                                                     $           (285)
         France                                                               75
         Brazil                                                               63
         Germany                                                              33
         India                                                                20
         Italy                                                                22
                                                                ----------------
                                                                $            (72)
                                                                ================

The obligations for post-retirement and post-employment benefits are determined by actuarial valuations. Amounts provided cover the liabilities concerning pensioners and the past service of employees for the fiber and refractory subdivisions of the Industrial Ceramic division.

The allocated charge for the Ceramic Fiber Business for post-retirement and post-employment benefits is as follows:

         France                                                 $              9
         India                                                                20
                                                                ----------------
                                                                $             29
                                                                ================

Pension and other related benefits are included in the combined statements of income as follows:

         Cost of sales                                          $           (182)
         Selling, general and administrative expenses                        139
                                                                ----------------
                                                                $            (43)
                                                                ================

12.   Accumulated Other Comprehensive Loss

Accumulated other comprehensive loss consists of the following, net of related tax:

         Currency translation adjustment                        $         (6,218)
         Minimum pension liability adjustments                              (133)
         Unrealized gains on available-for-sale securities                    22
                                                                ----------------
                                                                $         (6,329)
                                                                ================

13.   Related Party Transactions

Significant transactions and balances between the Ceramic Fiber Business entities and other related parties (such as other Saint-Gobain Group companies, SEPR) as of and for the nine month ended September 30, 2000 included the following:

         Net sales                                               $           692
         Short-term debt                                                   1,590

14. Fair Value of Financial Instruments

The carrying amount reported in the Company's balance sheet for cash and cash equivalents approximates fair value. The carrying amounts reported in the Company's balance sheet for short-term debt, bank overdrafts and long-term debt, including current portion, approximate fair value, as the underlying debt instruments are comprised of notes that are repriced on a short-term basis. Marketable securities are carried in the Company's balance sheet at market value using quoted market prices for the underlying, or similar, securities.

15.   Contingencies

Ceramic Fibers

Regulatory agencies and others, including the Ceramic Fiber Business, are currently conducting scientific research and employee monitoring to determine the potential health impact resulting from the inhalation of airborne ceramic fibers. To date, studies of workers with occupational exposure to airborne ceramic fiber have found no clinically significant relationship between prior or current exposure to ceramic fiber and disease in humans; however, independent animal studies have indicated that ceramic fiber inhaled by test animals at elevated doses can produce respiratory disease, including cancer. The results of this research have been inconclusive as to whether or not ceramic fiber exposure presents an unreasonable risk to humans.

From time to time the Ceramic Fiber Business and various other manufacturers of ceramic fibers have been named as defendants in workers' compensation claims alleging personal injury as a result of exposure in the manufacture and handling of ceramic fiber and other products. Based upon information currently available, the amount of any liability that might ultimately exist with respect to these claims or any other unasserted claims is not expected to have a material adverse effect on the financial position of the Ceramic Fiber Business.

Environmental Matters

The Ceramic Fiber Business is subject to loss contingencies pursuant to various environmental laws and regulations. These include possible obligations to remove or mitigate the effects on the environment of the placement, storage, disposal or release of certain chemical or petroleum substances by the Ceramic Fiber Business or by other parties.

The Ceramic Fiber Business may, in the future, be involved in further environmental assessments or clean-ups. While the ultimate requirement for any such remediation, and its cost, is presently not known, and while the amount of any future costs could be material to the results of operations in the period in which they are recognized, the Ceramic Fiber Business does not expect these costs, based upon currently known information and existing requirements, to have a material adverse effect on its financial position.

Legal Proceedings

In addition to the ceramic fiber and environmental matters discussed above, the Ceramic Fiber Business is involved in litigation relating to various claims arising out of their operations in the normal course of business, including product liability claims. While the outcomes of this litigation could be material to the results of operations in the period recognized, based on the current claims asserted the management of the Ceramic Fiber Business believes that the ultimate liability, if any, resulting from such matters will not have a material adverse effect on the Ceramic Fiber Business's financial position.

16.   Segment and Geographic Information

The Ceramic Fiber Business' operations comprise one operating segment, ceramic fibers.

Selected information related to the Ceramic Fiber Business' operations by geographical area is as follows:

                              United                   South          Rest of
                              Kingdom      France      America        World
                              --------------------------------------------------

Net sales                     $17,398      $16,219     $ 8,074        $12,233
Other long-lived assets        13,172        6,977       2,305          5,875

17.   Effect of New Accounting Pronouncements

In June 1998, the Financial Accounting Standards Board (FASB) issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." SFAS No. 133 establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. It requires that an entity recognize all derivatives as either assets or liabilities in the statement of financial position and measure those instruments at fair value. The intended use of the derivative and its designation as either (1) a hedge of the exposure to changes in the fair value of a recognized asset or liability or a firm commitment (a fair value hedge), (2) a hedge of the exposure to variable cash flows of a forecasted transaction (a cash flow hedge), or (3) a hedge of the foreign currency exposure of a net investment in a foreign operation (a foreign currency hedge), will determine when the gains or losses on the derivatives are to be reported in earnings and when they are to be reported as a component of other comprehensive income. The new standard must be adopted for financial reporting of fiscal years beginning after June 15, 2000. Management does not believe that adoption of SFAS No. 133 will have a material impact on the results of operations or financial position of the Ceramic Fiber Business.

Unifrax Corporation
Pro Forma Balance Sheet (Unaudited)
NA
(In thousands of U.S. dollars)

                                                                                                           Pro Forma
                                                                                            -----------------------------------------
                                                                                 SEPR
                                                              Unifrax       Ceramic Fiber      Acquisition
                                                            Corporation        Business        Adjustments             Combined
                                                         ----------------------------------------------------------------------------

Assets
Current assets:
     Cash and cash equivalents                                      $2,148            $3,968          $(3,486) a              $2,630
     Marketable securities                                               0               144                0                    144
     Accounts receivable - trade                                    16,278            19,470                0                 35,748
     Accounts receivable - SEPR                                          0                 0           10,467  b              10,467
     Inventories                                                     8,834             8,333              900  c              18,067
     Deferred income taxes                                           2,705               691             (342) d               3,054
     Prepaid expenses and other current assets                         304             1,331                0                  1,635
                                                         ----------------------------------------------------------------------------
Total current assets                                                30,269            33,937            7,539                 71,745

Property, plant and equipment, net                                  34,412            24,529           15,119  e              74,060
Deferred income taxes                                               16,059                31           (5,059) d              11,031
Marketable securities                                                    0               576                0                    576
Goodwill                                                                 0            15,832          (15,832) f                   0
Financing costs, net                                                 2,892                 0            1,535  g               4,427
Deferred charges and other intangibles                                   0             3,153                0                  3,153
Other assets                                                            62                75                0                    137
                                                         ----------------------------------------------------------------------------
Total assets                                                       $83,694           $78,133           $3,302               $165,129
                                                         ============================================================================

Liabilities and Shareholders' Equity
Current liabilities:
     Short-term debt and bank overdrafts                                $0            $1,590          $(1,590) h                  $0
     Current portion of long-term debt                                   0                26            2,974  h               3,000
     Accounts payable - trade                                        2,598             6,485              390  i               9,473
     Accounts payable - affiliate                                        0               390             (390) i                   0
     Accrued expenses                                               12,929             5,892                0                 18,821
     Deferred income taxes                                               0                 0                0                      0
                                                         ----------------------------------------------------------------------------
Total current liabilities                                           15,527            14,383            1,384                 31,294

Long-term debt                                                      96,000               156           39,724  h             135,880
Pension and other post-retirement benefits                           3,436            (1,195)           2,287  j               4,528
Deferred income taxes                                                    0             3,093                0                  3,093
Other long-term liabilities                                            164                56                0                    220
                                                         ----------------------------------------------------------------------------
Total liabilities                                                  115,127            16,493           43,395                175,015

Minority interest                                                        0             1,047                0                  1,047

Shareholders' equity:
     Preferred stock (par)                                               0                 0                0                      0
     Common stock (par)                                                  0                 0                0                      0
     Paid-in surplus                                                42,520                 0           20,500  k              63,020
     Retained earnings                                             (73,254)           66,922          (66,922) l             (73,254)
     Accumulated other comprehensive income                           (699)           (6,329)           6,329  l                (699)
                                                         ----------------------------------------------------------------------------
                                                         -----------------------------------------------------
Total shareholders' equity                                         (31,433)           60,593          (40,093)               (10,933)
                                                         ----------------------------------------------------------------------------
Total liabilities and shareholders' equity                         $83,694           $78,133           $3,302               $165,129
                                                         ============================================================================

See accompanying notes.

Unifrax Corporation
Notes to Pro Forma Balance Sheet (Unaudited)
NA
(In thousands of U.S. dollars)

a	The Stock and Asset Purchase Agreement allows for SEPR to declare and pay dividends at Closing subject to maintaining certain required cash balances.
b	The Stock and Asset Purchase Agreement requires SEPR to fund certain pre-acquisition liabilities.
c	Reflects the adjustment of inventory to estimated fair market value.
d	Reflects the adjustments to deferred income taxes resulting from the acquisition and the related adjustments to the assets and liabilities.
e	Reflects the adjustment of property, plant and equipment for purchase accounting.
f	Reflects the elimination of historical goodwill.
g	Reflects fees associated with financing the acquisition.
h	Reflects the elimination of debt not assumed in the acquisition and the issuance of new debt to finance the acquisition.
i	Reflects the reclassification of accounts payable to former affiliates.
j	Reflects the adjustment of pension and other post-retirement benefits to estimated current value.
k	Reflects the issuance of preferred stock to Holdings in support of Holdings' obligation to Seller.
l	Reflects the elimination of historical equity of the acquired company.

Unifrax Corporation
Pro Forma Statement of Income (Unaudited)
For the Nine Months Ended September 30, 2000
(In thousands of U.S. dollars)

                                                                                                           Pro Forma
                                                                                            -----------------------------------------
                                                                                 SEPR
                                                              Unifrax       Ceramic Fiber      Acquisition
                                                            Corporation        Business        Adjustments             Combined
                                                         ----------------------------------------------------------------------------

Net sales                                                          $71,917           $57,095            $(820)i             $128,192

Cost of goods sold                                                  34,477            36,932             (653)ii              70,756
                                                         ----------------------------------------------------------------------------
Gross profit                                                        37,440            20,163             (167)                57,436

Selling, general and administrative                                 20,022            15,567             (872)iii             34,717
                                                         ----------------------------------------------------------------------------
Operating income                                                    17,418             4,596              705                 22,719

Other (income) expense
     Interest expense                                                7,933               225            3,094iv               11,252
     Royalty income, net of related expenses                          (263)                0              263v                     0
     Minority interest                                                   0               288                0                    288
     Other                                                             313                47                0                    360
                                                         ----------------------------------------------------------------------------
                                                                     7,983               560            3,357                 11,900
                                                         ----------------------------------------------------------------------------
Income before income taxes                                           9,435             4,036           (2,652)                10,819

Income tax expense (benefit)                                         3,302             1,985           (1,008vi                4,279
                                                         ----------------------------------------------------------------------------
Net income                                                          $6,133            $2,051          $(1,644)                $6,540
                                                         ============================================================================

----------------------------------------------------------

i    Reflects the elimination of historical sales between the SEPR Ceramic Fiber Business and Unifrax.

ii   Reflects the following:
         Adjustment to depreciation expense for the revised post-acquisition accounting for property,
            plant and equipment                                                                                                  $73
         Elimination of historical cost of goods sold on sales between the SEPR Ceramic Fiber
            Business and Unifrax                                                                                                (463)
         Elimination of historical royalty payments by the SEPR Ceramic Fiber Business to Unifrax                               (263)
                                                                                                                  -------------------
                                                                                                                               $(653)
                                                                                                                  ===================

iii  Reflects the following:
         Decreased amortization of pre-acquisition goodwill                                                                  $(1,256)
         Amortization of deferred financing costs                                                                                384
                                                                                                                  -------------------
                                                                                                                               $(872)
                                                                                                                  ===================

iv   Reflects the interest expense on the pro forma acquisition debt instruments as follows:
         Senior bank facilities                                                                                               $2,820
         Saint-Gobain note                                                                                                       499
         Elimination of historical interest expense                                                                             (225)
                                                                                                                  -------------------
                                                                                                                              $3,094
                                                                                                                  ===================

v    Reflects the elimination of historical royalty income received by Unifrax from the SEPR Ceramic Fiber Business.

vi   Reflects the income tax effects of the pro forma adjustments.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNIFRAX CORPORATION (Registrant)
Date: March 8, 2001	By:/s/ Mark D. Roos Mark D. Roos, Vice President and Chief Financial Officer